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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 9, 2002


                           Cooper Cameron Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13884                                           76-0451843
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(Commission File Number)                       (IRS Employer Identification No.)


     1333 West Loop South, Suite 1700, Houston, Texas          77027
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        (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code (713) 513-3300


              515 Post Oak Boulevard, Suite 1200, Houston, TX 77027
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On July 9, 2002, Cooper Cameron Corporation issued a press release responding to a lawsuit filed by a Houston resident regarding chemical residue in underground water. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.


Exhibit
  No.          Description
-------        -----------
99.l           Press Release dated July 9, 2002 of Cooper Cameron Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COOPER CAMERON CORPORATION


                                       By: /s/ William C. Lemmer
                                           -------------------------------------
                                           William C. Lemmer
                                           Vice President, General Counsel and
                                            Secretary

Date:  July 9, 2002


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                                  EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------
 99.1         Cooper Cameron Corporation Press Release responding to a lawsuit filed by a Houston resident regarding chemical residue in underground water.